Exhibit 99.3

The Beneficient Company Group, a Leading Technology-Enabled Provider of Liquidity and Related Services to Investors in Alternative Assets, to Go Public via Combination with Avalon Acquisition Inc.

Digitally-Native Pioneer has Developed a Simple, Secure and Rapid Process for Providing Investors – Including Mid-to High Net Worth Investors and Small-to Medium Sized Institutions – in the $11.9 Trillion Alternatives Market Access to Affordable Liquidity, Custody and Trust Services

●	Beneficient has been Growing Responsibly and Improving Outcomes for Investors: The combination implies an enterprise valuation of $3.5 billion for Beneficient, and validates its industry re-defining business plan and growth since inception. Upon closing, the combined entity would have access to the capital markets to offer more liquidity options and better serve investors in a historically costly and opaque market.

●	Strong History of Liquidity Execution: Beneficient has already financed transactions that delivered liquidity on approximately $1.1 billion in net asset value of alternative assets since 2017, which includes approximately $383 million in the past 12 months.

●	An Unwavering Commitment to Regulatory Compliance: Beneficient has built a robust compliance and technology infrastructure, which has enabled it to receive a charter from the Kansas Office of the State Bank Commissioner to serve as a secure regulated fiduciary financial institution and as a trustee, custodian and liquidity provider to mid-to high net worth investors and small-to medium sized institutions primarily in the United States.

●	An Innovative Portal Powered by Proprietary Data: Beneficient’s AltAccess digital platform is the first widely available and cybersecure-certified venue for obtaining liquidity for alternative assets from a balance sheet provider acting as a regulated fiduciary. The platform is subject to regulatory oversight and is powered by over 800,000 lines of proprietary code.

●	An Aligned, Experienced Leadership Team: The management team is led by founder, major shareholder and CEO Brad Heppner, who previously founded and/or acquired 10 alternative asset operating companies, including The Crossroads Group and Capital Analytics, after working at institutions such as Bain & Co. and the MacArthur Foundation over his 30-year career.

●	A World-Class Board of Directors: Beneficient’s Board of Directors includes investment management luminaries, two former U.S. Federal Reserve Bank presidents and a former Big Four audit partner.

●	Mission-Driven and Focused on Economic Development in Local Communities: Beneficient’s transactions have already resulted in contributions of cash and assets with a value of more than $15 million in the aggregate to the Kansas Department of Commerce, the City of Hesston, the Kansas Economic Growth Trust and the Beneficient Heartland Foundation, each of which is dedicated to rural economic development in Kansas.

●	Public Conference Call Today, September 21, at 8:00 AM Eastern: Investors and other stakeholders are invited to join a call with Avalon and Beneficient regarding the proposed combination.

Dallas, TX – September 21, 2022 – Avalon Acquisition Inc. (“Avalon”) (NASDAQ: AVAC), a publicly traded special purpose acquisition company, today announced a definitive merger agreement with The Beneficient Company Group, L.P. (“Ben” or “the Company”), a technology-enabled platform providing liquidity, data, custody and trust services to holders of alternative assets, that will result in the Company becoming publicly listed. Upon the closing of the transaction, the combined company will be named Beneficient and is expected to be listed on Nasdaq.

Beneficient’s end-to-end digital platform provides financing for liquidity and related services to a growing number of investors who are seeking liquidity for their alternative assets through regulated fiduciaries. The Company’s cybersecure-certified AltAccess portal is the first widely available venue for exchanging alternative assets from a balance sheet provider acting as a regulated fiduciary, is subject to regulatory oversight and is powered by over 800,000 lines of proprietary code.

The Company’s liquidity exchange offering leverages Beneficient’s proprietary technology and patent-pending algorithmic systems to provide alternative asset investors a quote for their investments and liquidity in 30 days or fewer. This compares to traditional processes that may take four to 12 months to execute and offer lesser price discovery at the outset of the process for the alternative asset holder. Upon closing, the combined entity would have access to the capital markets to offer more liquidity options and better serve investors in a historically costly and opaque market.

Brad Heppner, Founder and Chief Executive Officer, of Beneficient, commented:

“We began Beneficient based on the simple, yet ambitious belief that individual investors and smaller institutions should be empowered with the same opportunities as large institutional investors when it came to their alternative investments. We are working to democratize the industry starting with a simple, secure, rapid and cost-effective solution to what we saw as the most foundational and pressing need: liquidity. Today’s announcement with Avalon validates our belief in Ben’s value and industry-redefining business plan and is a testament to the dedication of everyone at Ben who has made this possible.”

Beneficient has built a robust compliance and tech infrastructure. The Company has received a Technology Enabled Fiduciary Financial Institution charter from the Kansas Office of the State Bank Commissioner to serve as a regulated fiduciary in providing liquidity, custodial and administrative services. The receipt of this charter reflects Beneficient’s commitment to operating with the highest standards of trust and integrity in providing long-term fiduciary services, liquidity solutions, and other services to customers in a regulated environment.

To date, Beneficient has financed transactions that delivered liquidity on approximately $1.1 billion in net asset value of alternative investment holdings across sectors, geographies and investment types, including endowments, private equity and buyout funds, venture capital funds, feeder funds, fund-of-funds, private Real Estate Investment Trusts and non-traded Business Development Companies, including $383 million in the fourth quarter of 2021 and first quarter of 2022. Beneficient’s primary business units, Ben Liquidity and Ben Custody & Data, were profitable based on segment operating income in 2021, although the consolidated company had an operating loss in 2021.

Notably, Beneficient has a growing network of wealth management partners, including broker dealers, RIAs and private banking platforms, and general partners. These partners can look to Ben as a “Preferred Liquidity Provider” that can deliver affordable, consistent and reliable services. The Company has also launched its own broker-dealer, Beneficient Securities Company, to support its plan and strategic priorities.

Craig Cognetti, Chief Executive Officer of Avalon, added:

“Avalon’s target criteria included disruptive technology, innovative business strategy, a growing business, and a large total addressable market. Beneficient fulfills all of these criteria. The total addressable market for liquidity and ancillary services for alternative asset investors is large and growing considerably. Existing solutions for individuals and smaller institutions are cost prohibitive and time consuming, leaving their needs largely unmet. Beneficient’s innovative solutions tap into this unmet demand and represent a disruptive force transforming the way mid-to high net worth investors and small-to medium sized institutions – and really all investors – think about their alternative investments. Beneficient has been growing responsibly and improving outcomes for investors, and we look forward to helping Brad and the team execute on their strategic ambitions.”

Overview of Transaction

The combination implies an enterprise valuation of $3.5 billion, including approximately $200 million in gross proceeds from Avalon’s cash in trust – assuming no redemptions.

Upon the closing of the transaction, and assuming no public stockholders redeem their shares, existing Beneficient shareholders are expected to continue owning 88% of the combined company, with public stockholders expected to own 10%, and Avalon sponsors expected to own 2%.

The Boards of Directors of both Beneficient and Avalon have unanimously approved the proposed business combination, which is expected to be completed in the first half of 2023 subject to stockholder approval and other customary closing conditions.

Overview of Beneficient’s Management Team

Mr. Heppner, who is founder, a major shareholder and Chief Executive Officer, leads the Company. He previously founded and/or acquired 10 alternative asset operating companies, including The Crossroads Group and Capital Analytics, after working in alternatives at institutions such as Bain & Co. and The MacArthur Foundation over his 30-year career. Additional executives include:

●	James Silk, Executive Vice President & Chief Legal Officer: Mr. Silk has more than 20 years of investment management and financial services experience, previously serving as Partner at Willkie Farr & Gallagher LLP, where he counseled leading asset management firms on a wide variety of legal, compliance and regulatory issues.

●	Derek Fletcher, President & Chief Fiduciary Officer Wealth Strategies Director: Mr. Fletcher has more than 25 years of wealth management and fiduciary advisory experience, previously serving as a Managing Director at Bank of America Private Wealth Management and Partner at Winstead PC.

●	Jeff Welday, Global Head of Originations & Distribution: Mr. Welday, who runs Ben Capital Markets and is President of Beneficient Securities Company, has more than 25 years of investment management industry experience, previously holding roles at institutions such as Invesco, Morgan Stanley and JP Morgan Chase.

●	Scott Wilson, Chief Underwriting Officer: Mr. Wilson, who leads Ben Liquidity, has 20 years of experience, primarily in the alternative asset space, and also brings a strategy background from his tenure at McKinsey & Company.

●	Dr. Samuel Hikspoors, Credit Risk Officer & Managing Director: Dr. Hikspoors, who leads Ben Data Services, has more than 15 years of experience in alternative investments, risk and quant strategies, and previously held roles at Sage Advisory and Invesco after earning a PhD & MSc from the University of Toronto.

Overview of Beneficient’s Board of Directors

In addition to Mr. Heppner, who currently serves as Chairman, and Mr. Silk and Mr. Fletcher, Beneficient’s Board of Directors includes investment management luminaries, two former U.S. Federal Reserve Bank presidents, and a former Big Four audit partner:

●	Thomas Hicks is an alternatives and private equity industry pioneer with decades of investment experience, who currently serves as Chairman of Hicks Holdings, LLC and previously served on the Board of Directors of Carpenter Technology Corporation.

●	Richard Fisher is a banking executive, corporate governance expert and former President and Chief Executive Officer of the Federal Reserve Bank of Dallas. Mr. Fisher currently serves as President and Chief Executive Officer of RWF Financial, Inc., a Senior Adviser to Barclays PLC, a director on the Board of Directors of Tenet HealthCare (NYSE: THC) and Warner Brothers Discovery (NASDAQ: WBD) and previously served as a director on the Board of Directors of AT&T and PepsiCo.

●	Bruce Schnitzer is a specialty financial services executive with more than 30 years of experience, who currently serves as Chairman of private equity sponsor Wand Partners and previously served as President and Chief Executive Officer of Marsh, Inc. and Head of M&A for J.P. Morgan.

●	Peter Cangany is an audit executive with more than 30 years of experience working with diversified financial services organizations, who previously served as a Partner at Ernst & Young where he advised insurance and reinsurance clients and led audit services for a range of global companies, including Fortune 100 financial services organizations and domestic insurers.

●	Emily Bowersock Hill is a financial services executive with more than 20 years of experience, who founded and serves as Chief Executive Officer of Bowersock Capital Partners, a leading financial advisory firm. Ms. Bowersock Hill previously served as Executive Director, Senior Portfolio Manager and Family Wealth Director at Morgan Stanley and began her career as a consultant at McKinsey & Company.

●	Dennis Lockhart is a financial services executive, corporate governance expert and former President and Chief Executive Officer of the Federal Reserve Bank of Atlanta. Early in his career, Mr. Lockhart worked at Citigroup and Zephyr Management, served as a director on several public company boards and is currently serving on the Board of Directors of Invesco Mortgage Capital (NYSE: IVR).

The newly combined entity’s Board of Directors may include new independent individuals.

Corporate Social Responsibility and Community Investment Overview

Beneficient is a mission-driven company that is focused on helping foster economic development in its local communities. Beneficient’s transactions have already resulted in contributions of cash and assets with a value of more than $15 million in the aggregate to the Kansas Department of Commerce, the City of Hesston, the Kansas Economic Growth Trust and the Beneficient Heartland Foundation, each of which is dedicated to rural economic development in Kansas. As a mission-driven company, Beneficent continually seeks opportunities to give back to the local communities in which it operates.

Avalon Webcast and Conference Call Information

An Avalon investor webcast and conference call discussing the transaction can be accessed on September 21, 2022 at 8:00 am ET by visiting www.avalonspac.com.

Participant Dial-In Numbers:

●	United States Toll-Free: +1-877-407-9039

●	United States Toll/International: +1-201-689-8470

●	Conference ID: 13732807

A transcript of the call and a presentation will also be filed by Avalon with the SEC.

Advisors

Lazard served as sole financial advisor to Beneficient and Haynes and Boone, LLP acted as legal advisor. Houlihan Capital provided a fairness opinion to Avalon Acquisition Inc. and Venable LLP acted as legal advisor.

About Beneficient

The Beneficient Company Group, L.P. (Ben) provides a unique suite of simple, rapid, and cost-effective liquidity solutions and other financial and fiduciary services for owners of alternative assets. Ben’s liquidity solutions are available for most types of professionally managed alternative asset investments and can be customized to suit individual circumstances. Serving as a principal by using its own balance sheet, Ben operates as a permanent financial institution that helps to remove many of the traditional barriers to liquidity faced by mid-to-high-net-worth individuals and small-to-mid-sized institutions. For more information, visit www.trustben.com.

About Avalon Acquisition Inc.

Avalon Acquisition Inc. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Although the Company may pursue targets in any industry, it intends to focus its search on companies in the financial services and financial technology industries. The Company is led by Executive Chairman Don Putnam and Chief Executive Officer Craig Cognetti.

Additional Information and Where to Find It

In connection with the proposed transaction, Beneficient will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of Avalon and a prospectus of Beneficient, as well as other relevant documents concerning the proposed transaction. INVESTORS, SECURITY HOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Avalon stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Beneficient and Avalon, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, without charge, by directing a request to Avalon Acquisition Inc., 2 Embarcadero Center, 8th Floor, San Francisco, CA 94111.

Participants in Solicitation

Avalon and its directors and executive officers may be deemed participants in the solicitation of proxies from Avalon’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Avalon is contained in Avalon’s final prospectus related to its initial public offering dated October 5, 2021, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Avalon in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination that will be filed on Form S-4 when available.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Beneficient, Avalon, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the business combination or the accuracy or adequacy of this communication.

Forward-Looking Statements

Certain statements included in this communication that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objections, expectations, and intentions of Beneficient and Avalon, the expected timing of completion of the transaction, and other statements that are not historical facts. These statements are based on information available to Beneficient and Avalon as of the date hereof and neither Beneficient nor Avalon is under any duty to update any of the forward-looking statements after the date of this communication to conform these statements to actual results. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of Beneficient and Avalon as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor or others as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Beneficient and Avalon. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of our prospectus/proxy statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the requisite equity holders of Avalon is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks related to the rollout of Beneficient’s business and the timing of expected business milestones; the effects of competition on Beneficient’s business; the amount of redemption requests made by Avalon’s stockholders; the ability of Avalon or Beneficient to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; and those factors discussed in Avalon’s final prospectus dated October 5, 2021 under the heading “Risk Factors,” and other documents Avalon has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Avalon nor Beneficient presently know, or that Avalon or Beneficient currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect Avalon’s and Beneficient’s expectations, plans, or forecasts of future events and views as of the date of this communication. Avalon and Beneficient anticipate that subsequent events and developments will cause Avalon’s and Beneficient’s assessments to change. However, while Avalon and Beneficient may elect to update these forward-looking statements at some point in the future, Avalon and Beneficient specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as a representation of Avalon’s and Beneficient’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

For Investors:

Beneficient Investor Relations

investors@beneficient.com

Avalon Acquisition Inc.

investors@avalonspac.com

For Media:

Longacre Square Partners

Dan Zacchei / Greg Marose

beneficient@longacresquare.com